                     TL Lease Funding Corp. IV
                     Monthly Statement
                     For the Collection Period ended 4/30/96

                                                       Note
                                           Collection  Distribution
                                         Account       Account

Beginning Balance                                   $0

Deposit of Collections and Other Amounts

Collections during the Collection Period  4,497,733.04
[4.7(b)]
Less:
Collections to reimburse ServicerAdvances  (812,431.40)
[4.7(c)(i)]
Collections from Repurchased Leases or
Substituted Leases [(4.7(c)(ii)]                  0.00
Add: Servicer Advances [3.3]                696,846.50
Add: Investment Earnings                     17,505.61
Available Amount                          4,399,653.75

Payments on Payment Date [4.8]

(a) Unreimbursed Servicer Advances to the
Servicer(when deemed by Servicer to be
uncollectible)                                    0.00

(b)Servicing Fee Arrearage to the Service         0.00

(c)Servicing Fee to the Servicer            (68,761.68)

(d)Class A Interest Arrearage                     0.00          0.00

(e)Class A Interest Payment Amount         (352,478.26)   352,478.26

(f)Class B Interest Arrearage                     0.00          0.00

(g)Class B Interest Payment Amount          (52,268.62)    52,268.62

(h)Class A Principal Payment Amount      (3,277,300.39) 3,277,300.39

(i)ClassB Principal Amount as follows:
1)to Class A Holders to extent of Subor
dination Shortfall                                0.00          0.00

2) remainder to Class A Holders if
                                                  0.00          0.00

3) if no Restricting Event, remainder to
Class B Holders                            (648,844.80)   648,844.80

(j)Class B Holders, if Restricting Event          0.00          0.00
exists

(k)Certificateholders                             0.00

Subtotal                                 (4,399,653.75) 4,330,892.07

Distributions to Noteholders                           (4,330,892.07)

Ending Balance                                    0.00          0.00

 TL Lease Funding Corp. IV
Monthly Statement
For the Collection Period ended 4/30/96



Subordination Amount

Aggregate Discounted Lease Balance
(on the last day of the Collection Period)               $78,636,001
Add: Available Amount less Servicing Fee, Class A&
B Interest Payment Amount and Class A Principal
Payment Amount                                               648,845
Less: Outstanding Class A Principal Balance
(AFTER CURRENT PAYMENT DATE)                             (62,812,373)
Subordination Amount                                     $16,472,472

Minimum Required Subordination Amount                     $4,590,968

Subordination Shortfall                                            0


Restricting Event calculations

(1)Average Aggregate Delinquencies - trailing 6 mo           577,674
Average Aggregate Discounted Lease Balance -
trailing 6 months                                         88,424,804

Delinquency Ratio                                               0.65%

Maximum Delinquency Ratio                                       2.00%


(2)Aggregate Discounted Lease Bal. of Charged-off            878,697

Annualized Net Charge-offs                                 1,757,395

Average Aggregate DiLease Balance-trailing 6 months       88,424,804

Charge-off Ratio                                                1.99%

Maximum Charge-off Ratio                                        5.00%

Restricting Event                                            NO

Substitution calculations (Section 5.1)

(1)Cumulative DiscouLeases substituted                            $0
         for Leases subject to Defaulted Leases

Maximum ADLB of substituted Leases (6% of ADLB at         $6,481,364

(2)Cumulative DiscouLeases substituted                            $0
         for Leases subject to Warranty Event

Maximum ADLB of substituted Leases (5% of ADLB at         $5,401,137

(3)Cumulative DiscouBalance of Leases substituted                 $0
         for Leases

Maximum ADLB of substituted Leases
(10% of ADLB at Closing Date)                            $10,802,273
(4)Aggregate Discounted Lease Balance
(on the last day of the Collection Period)               $78,636,001
Less: Outstanding Class A Principal Balance
(on the last day of the Collection)                      (66,089,674)
substitution subordination amount                        $12,546,327

Greater of:
a)17%ofADLB on the last day of the Collection Period      13,368,120
b) Minimum Required Subordination Amount                  $4,590,968

If substitution subordination amount does not exceed the greater of
(a) and (b), there can be no substitutions for Early Termination
Leases or Warranty Events

Early Termination Leases (Section 3.2(b))

Aggregate principal amount of all Leases which have become
Early Termination Leases                                  $1,986,328
Maximum Early Termination Leases (3% of ADLRB at Cut
Off Date)                                                  3,448,849

                       TL Lease Funding Corp. IV
                       Monthly Statement
 For the Collection Period ended 4/30/96

Payments on ClasSecurities (per $1,000 of initial principal balance, per page 35 & 36 of Prospecstus)

Class A
Principal Payment                                         36.5529972
Interest Payment                                           3.9313262

Class B
Principal Payment                                         60.0655806
Interest Payment                                           4.8386687

Remaining outstanding principal balance, Class A         700.5706643
(per $1,000 of intial principal balance)
Remaining outstanding principal balance, Class B         708.9943339
(per $1,000 of intial principal balance)

Class A Pool Factor                                       70.0570664%
(remaining outstanding principal balance /
initial outstanding principal balance, after current payment)

Class B Pool Factor                                       70.8994334%
(remaining outstanding principal balance /
 initial outstanding principal balance, after current payment)

Discounted Lease and Residual Data

ADLB on the last day of the Collection Period             78,636,001
ADLRB on the last day of the Collection Period            85,431,750

Loss and Delinqency Data

DLB of Defaulted Leases for the Collection Period        $114,442.96
# of Defaulted Leases                                             17

DLB of Early Termination Leases for the                  $280,947.96
Collection Period
# of Early Termination Leases                                     60

DLB of repurchased Leases for the Collection Perio                $0
# of repurchased Leases                                            0

DLB of delinquent Leases (90 days delinquent) for the
Collection Period                                           $695,100


               TL Lease Funding Corp. IV
                                 Monthly Statement
                                For The Collection Period ended 4/30/96


                    ADLB
                     per AR  Aging       Percent

Current                       74,650,021            94%
31-60 Days past Due            3,028,747             4%
61-90 Days Past Due              749,886             1%
Over 90 Days Past Due            695,100             1%
Total                         79,123,754           100%

